                                         [EXHIBIT L, CONFORMED AS EXECUTED]

                                    EXHIBIT
                                      10.3

                               NEWCO II GUARANTY


          GUARANTY, dated as of June 26, 1996, made by THD, Inc. (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined) shall be used herein as therein defined.


                             W I T N E S S E T H :


          WHEREAS, Intermediate Holdings Inc., a Delaware corporation (the "Borrower"), various lending institutions from time to time party thereto (the "Banks"), and The Chase Manhattan Bank, N.A. as administrative agent (the "Administrative Agent") have entered into a Credit Agreement, dated as of September 29, 1995 as amended, modified and supplemented by the First Amendment, dated as of December 14, 1995 (as further modified, supplemented or amended from time to time, the "Credit Agreement"), providing for the making of Loans as contemplated therein (the Banks and the Administrative Agent herein called the "Bank Creditors");

          WHEREAS, the Borrower may from time to time enter into one or more interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) (each, an "Interest Rate Protection or Other Hedging Agreement") with one or more Banks or affiliates of a Bank (each such Bank or affiliate party to any such Interest Rate Protection or Other Hedging Agreement, even if any such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with their subsequent assigns, if any, herein called "Interest Rate Protection Creditors," and all Interest Rate Protection Creditors, together with the Bank Creditors, herein collectively called the "Creditors");

          WHEREAS, the Guarantor is a direct Wholly-Owned Subsidiary of the Borrower;

          WHEREAS, the Borrower has requested the Bank Creditors to amend the Credit Agreement as set forth in the Second Amendment, dated as of June 26, 1996 (the "Second Amendment");





0000CWTR.W51

          WHEREAS, it is a condition to the effectiveness of the Second Amendment that the Guarantor shall have executed and delivered this Guaranty; and

          WHEREAS, the Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and the entering into of any Interest Rate Protection or Other Hedging Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph.


          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

          1. The Guarantor irrevocably and unconditionally guarantees (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to the Borrower under the Credit Agreement and (y) all other obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Bank Creditors under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Agreement Obligations") and (ii) to each Interest Rate Protection Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by the Borrower under any Interest Rate Protection or Other Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Interest Rate Protection Obligations," and together with the Credit Agreement Obligations herein collectively called the "Guaranteed Obligations"). The Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against the Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by the Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 3.03 and 3.04 of the Credit Agreement.

0000CWTR.W51                          -2-

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          2.   Additionally, the Guarantor unconditionally and irrevocably guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 8.05 of the Credit Agreement, and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

          3. The liability of the Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other guarantor or by any other party, and the liability of the Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of the guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or
(e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

          4. The obligations of the Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other guarantor or the Borrower be joined in any such action or actions. The Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Guarantor.

          5. Any Creditor may at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly




0000CWTR.W51                          -3-


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    in respect thereof, and the guaranty herein made shall apply to the
    Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of such Borrower;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

          (f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements; and/or

          (g) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

          6. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.






0000CWTR.W51                          -4-

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          7.   This Guaranty is a continuing one and all liabilities to
which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on the Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of the Borrower's Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          8. Any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to the Guarantor, if the Collateral Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the Guaranteed Obligations, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by the Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

          9. (a) The Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in the Administrative Agent's or the Creditors' power whatsoever. The Guarantor waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the Guaranteed Obligations, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of such Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their




0000CWTR.W51                          -5-
election,
foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. The Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

          (b) The Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise the Guarantor of information known to them regarding such circumstances or risks.

          (c) The Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all the Guaranteed Obligations have been irrevocably paid in full in cash.

          10. If and to the extent that the Guarantor makes any payment to any Creditor or to any other Person pursuant to or in respect of this Guaranty, any claim which such Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations to each Creditor. Prior to the transfer by the Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall make such note or negotiable instrument with a legend that the same is subject to this subordination.

          11. In order to induce the respective Creditors to extend credit as contemplated by the agreements referred to above, the Guarantor represents, warrants and covenants that:





0000CWTR.W51                          -6-

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          (a)  Such Guarantor (i) is a duly organized and validly existing limited partnership or corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where the failure to be so qualified would have a material adverse effect on the business, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

          (b) Such Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary partnership or corporate action to authorize the execution, delivery and performance by it of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, (i) will contravene any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or other material agreement or instrument to which such Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject or
     (iii) will violate any provision of the Certificate of Incorporation or Bylaws of such Guarantor.

          (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with,
     (i) the execution, delivery and performance of this Guaranty, or (ii) the legality, validity, binding effect or enforceability of this Guaranty, except those which have been obtained or made.



0000CWTR.W51                          -7-

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          12.  The Guarantor covenants and agrees that on and after the date hereof and until the termination of all Interest Rate Protection or Other Hedging Agreements and when no Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 6 or 7 of the Credit Agreement, and so that no Event of Default, is caused by the actions of such Guarantor.

          13. The Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses (x) of each Creditor in connection with the enforcement of this Guaranty and, after an Event of Default shall have occurred and be continuing, the protection of such Creditor's rights hereunder and (y) of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Creditors or by the Administrative Agent, as the case may be).

          14. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

          15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Banks (or to the extent required by the Credit Agreement, with the written consent of each Bank) and the Guarantor affected thereby.

          16. The Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers and such officers are familiar with the contents thereof.

          17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection or Other Hedging Agreement continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to the Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities



0000CWTR.W51                          -8-
of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

          18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party (i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of the Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

          19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          20. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, the Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and hereby irrevocably waives any right it may have to object to the laying of venue of any such action or proceeding in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim that any such action or proceeding has been brought in an inconvenient forum. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guara-


0000CWTR.W51                          -9-
ntor at its address set forth opposite its signature below.
Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

          21. It is the desire and intent of the Guarantor and the Creditors that this Guaranty shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of the Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers, which laws would determine the solvency of the Guarantor by reference to the full amount of the Guaranteed Obligations at the time of the execution and delivery of this Guaranty), then the amount of the Guaranteed Obligations shall be deemed to be reduced and the Guarantor agrees to pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

          22. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

          23. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.



















0000CWTR.W51                          -10-

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                              THD INC., as Guarantor



                              By /s/ Francis B. Jacobs
                                 -------------------------
                                 Title:  President



Accepted and Agreed to:

THE CHASE MANHATTAN BANK, N.A.,
     as Administrative Agent



By /s/ Robert Foster
   -------------------------
   Title:  Vice President



























0000CWTR.W51                          -11-